Supplement Dated July 19, 2017
To The Prospectus Dated April 24, 2017

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective July 19, 2017, in the section entitled, "Principal Risks of Investing in the Fund" for the JNL/Red Rocks Listed Private Equity Fund, please add the following risk:

•
Concentration risk –To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Effective July 19, 2017, in the section entitled, "Additional Information About the Funds" for the JNL/Red Rocks Listed Private Equity Fund under "Principal Risks of Investing in the Fund," please add the following risk:

•	Concentration risk

Effective July 19, 2017, in the section entitled, "Additional Information About the Funds" for the JNL/Red Rocks Listed Private Equity Fund under "Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks)," please delete "Concentration risk."

This Supplement is dated July 19, 2017.